Exhibit 10.4

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 281,500 ordinary shares of no par value in the Company to:

Chan Chu Hing of Flat 908, 9/F, Tai Tung House, Tung Tau (II) Estate, 183 Tung Tau Tsuen Rd, Kowloon, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 21 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

1

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 287,500 ordinary shares of no par value in the Company to:

Chan Chu Hing of Flat 908, 9/F, Tai Tung House, Tung Tau (II) Estate, 183 Tung Tau Tsuen Rd, Kowloon, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 24 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

2

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 331,000 ordinary shares of no par value in the Company to:

Cheung Hoi Hung of RM 3012, San Shek House, Shek Mun Est, Shatin, NT, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 2 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

3

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 109,000 ordinary shares of no par value in the Company to:

Cheung Hoi Hung of RM 3012, San Shek House, Shek Mun Est, Shatin, NT, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 6 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

4

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 43,500 ordinary shares of no par value in the Company to:

Lo Wing Sang of Room 14C, Blk 6, Sceneway Gdn, Lam Tin, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 24 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	……………………………………………………..

5

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 496,500 ordinary shares of no par value in the Company to:

Lo Wing Sang of Room 14C, Blk 6, Sceneway Gdn, Lam Tin, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 27 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	……………………………………………………..

6

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 496,500 ordinary shares of no par value in the Company to:

Poon Chung Lung of Flat 905, Block 1, Kwai Shing West Estate, Kwai Chung, New Territories, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 13 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

7

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 49,500 ordinary shares of no par value in the Company to:

Poon Chung Lung of Flat 905, Block 1, Kwai Shing West Estate, Kwai Chung, New Territories, Hong Kong.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 21 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

8

Transfer of Shares

in

mF International Limited
Incorporated in the BVI with Company Number 2100955
(the Company)

Pursuant to the terms of this instrument of transfer and for the consideration of US$2.50 per share, Gaderway Investments Limited hereby transfers 222,000 ordinary shares of no par value in the Company to:

Zhang Mi of 1a Njegoseva, Podgorica, Montenegro 81000.

This instrument of transfer shall be governed by the laws of the British Virgin Islands.

This transfer has been executed on 6 November 2023.

TRANSFEROR

Executed	)

by a duly authorised signatory on behalf of	)

Gaderway Investments Limited	)

Name:	)	…………………………………………………….

9